McMoRan Exploration Co.

www.mcmoran.com

www.mpeh.com


DEEP GAS


LNG

OPPORTUNITY
RUNS DEEP

3rd Quarter 2005

Conference Call

James R. Moffett *Richard C. Adkerson*

Co-Chairmen of the Board

October 20, 2005

MMR
LISTED
NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; availability of third party downstream facilities; the feasibility of the potential Main Pass Energy Hub™ and the ability to secure commercial contracts and obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2004 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2004.

McMoRan 3Q 2005 Highlights

- **Active Exploration Drilling in $500 Million Multi-Year Venture**
  - **Potentially Significant Discovery at Long Point**
  - **4 Exploratory Wells in Progress; 2 Additional to Commence by Year End**
  - **7 Discoveries on 15 Prospects Drilled and Evaluated**
  - **High Impact Exploration Acreage Position in Offshore Gulf of Mexico and Onshore Gulf Coast**
- **Production Development Activities Under Way at 4 Discoveries**
- **Significant Production Capacity Growth**
  - **55 Mmcfe/d 3Q Average Through August Prior to Hurricane Katrina**
  - **September Production Impacted by Katrina and Rita**
    - 41 Mmcfe/d 3Q Average Compared With 7 Mmcfe/d in 3Q04
  - **Pending Repairs Nearing Completion and Availability of Downstream Facilities, Expect Production to Increase by End of 4Q to 60-70 Mmcfe/d**
  - **1Q06 to Benefit From Additional Production From Recent Discoveries**
- **Progress Continues in Establishment of MPEH™ Offshore LNG Port**

Hurricane Assessment

- No Major Damage to McMoRan Facilities
- Repairs at Main Pass 299 & Shiner Expected to be Completed in 4Q05
- Pending Availability of Downstream Facilities, Full Production to be Restored in 4Q05
- Eye Wall of Hurricane Katrina Passed Within 50 Miles of MPEH Platforms
  - No Apparent Damage, Performing Sub-surface Evaluation
  - Platforms Designed to Withstand Significant Storm Event

Gulf of Mexico Activities



Liberty Canal
JB Mtn/Mound Pt(1)
Gross: 31 Mmcf/d
2,200 Bopd
Shiner
Gross: 12 Mmcf/d
610 Bopd
Net: 6 Mmcfe/d
Long Point
Dev. Under Way
West Cameron 43
First Production Expected 1Q06
JB Mtn Deep
Cane Ridge
Point Chevreuil
Cabin Creek
Blueberry Hill
First Production
Pending 1Q06 Test
BRETON SOUND
MAIN PASS
DESTIN DOME
King Kong
First Production Expected 4Q05
VIOSCA KNOLL
Hurricane Upthrown
Gross: 21 Mmcf/d
770 Bopd
Net: 6 Mmcfe/d
Lombardi
Gross: 5 Mmcf/d
820 Bopd
Net: 3 Mmcfe/d
Elizabeth
MP 299
Gross: 3,500 Bopd
Net: 2,900 Bopd
WC 616
Gross: 27 Mmcf/d
Net: 5 Mmcfe/d
MUSTANG ISLAND
Deep Tern C-1
Gross: 12 Mmcf/d
320 Bopd
Net: 3 Mmcfe/d
Minuteman
Gross: 3 Mmcf/d
30 Bopd
Net: 1 Mmcfe/d
LLOYD
Dawson Deep
First Production Expected 2Q06
Deep Tern C-2
Gross: 5 Mmcf/d
120 Bopd
Net: 2 Mmcfe/d
Raptor
Gross: 19 Mmcf/d
360 Bopd
Net: 7 Mmcfe/d
HENDERSON
PORT ISABEL
ALAMINOS CANYON
SOUTH PADRE ISLAND
McMoRan Exploration Acreage
Drilling
Discovery

3Q05 Pre-Hurricane Katrina Averages

Aggregate Gross Production Rate of 140 Mmcf/d and 9,500 Bbls/d, 197 Mmcfe/d
55 Mmcfe/d Net to McMoRan, Including 2,900 bbls/d for MMR's share in MP 299

(1) Subject to 100 Bcfe reversion agreement

OPPORTUNITY RUNS DEEP

Deep Gas Exploration

- Recognized Opportunity Beginning in Late 1990's
- Assembled Large Acreage Position From Majors
- Success to Date Confirms That Significant Commercial Hydrocarbons Exist Below 15,000'
- Substantial Inventory of High Impact Prospects/Seismic Database
- Ongoing Attractive Partnering Opportunities for McMoRan

Deep Gas Domain in the GOM Basin



LONG POINT
DISCOVERY
W. MARRONE
KAPLAN CANAL
ZIGLER
LIBERTY CANAL
CANE RIDGE
DISCOVERY
WC 43
WC 95
CABIN CREEK
VR 16/17
KING KONG
DISCOVERY
SM 217
HURRICANE
DISCOVERY
SW LIGHTHOUSE PT
DELMONICO/ (LAKE SAND)
MOUND PT
BLUEBERRY HILL
POINT CHEVREUIL
LITTLE BAY
SM 224
J.B. MTN. DEEP
SM 230/231
ELIZABETH
HI 131
KING OF THE HILL
WC 262
PUBLANO
VERMILION
VR 159/160
WEST CAMERON
EAST CAMERON
VR 196/207/208
LOMBARDI DEEP
VR 227/228
CARACARA
DISCOVERY
DEEP TERN
EI 212/213
MINUTEMAN (PHOENIX)
DISCOVERY
HIGH ISLAND
WC 492
GALVESTON
S. MARSH ISLAND
EUGENE ISLAND
SHIP SHOAL
SOUTH TIMBALIER
SOUTH PELTO
BAY MARCHAND
GRAND ISLE
WEST DELTA
SOUTH PASS
MISSISSIPPI CANYON
WC 616/617
EC 242
FALCON
SM 163
BLACKHAWK
VR 392
EWING BANK
GREEN CANYON
GARDEN BANKS
ATWATER VALLEY
EAST BREAKS
GB 536
BAUNTON H.
DISCOVERY
GB 625
DAWSON/RAVEN
MISSISSIPPI SOUND
MOBILE BAY
MOBILE
CHANDELEUR SOUND
CHANDELEUR
BRETON SOUND
MAIN PASS
MP 299
VIOSCA KNOLL
100
600
Area of Future Growth Opportunities in the Deep Miocene and Deep Oligocene Gas Trends.

McMoRan has rights to approximately 275,000 gross acres in the Gulf of Mexico.

Long Point Discovery




2005 DISCOVERY
SL18090 McMoRan #1
Initiating Completion
150' gross feet of pay
McMoRan
Prop. Loc.
15S2W
15S1W
McMoRan
Prop. Loc.
LONG POINT

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 26.8%

Water Depth: 8′

Gross Acreage: 5,000

Gross Unrisked Potential: 250 Bcfe

Net Unrisked Potential: 65 Bcfe

Total Depth: 19,000′ TVD

LWD & Wireline Logs Indicated 150′ Gross Interval with Excellent Porosity

LA State Lease 18090

OPPORTUNITY RUNS DEEP

Exploration Activities

- **JB Mountain Deep – South Marsh Island Block 224**
  - Commenced Drilling on July 14, 2005
  - Currently Drilling Below 20,450', TD 23,000'
  - Located Southeast of and Adjacent to SMI 223 (JB Mountain Discovery)
  - Not Included in JB Mountain/Mound Point Program with El Paso
  - Eligible for Royalty Relief
- **Cane Ridge – LA State Lease 18055**
  - Acquired in 2Q05
  - Commenced Drilling on July 29, 2005; Drilled to ~10,000'
  - TD 16,500', Targeting Lower Miocene Sands
  - Located Onshore in Vermilion Parish
- **Elizabeth – South Marsh Island Block 230**
  - Acquired Prospect in 3Q05
  - Commenced Drilling on September 16, 2005
  - Currently Drilling Below 10,000', TD 20,000'
  - Eligible for Royalty Relief
- **Cabin Creek –West Cameron Block 95**
  - Acquired from El Paso in 3Q05
  - Commenced Drilling on October 15, 2005
  - Currently Drilling Below 1,300', TD 19,000'
  - Eligible for Royalty Relief

Status of Recent Discoveries

- **Production Established on 3 of 7 Recent Discoveries**
  - **Deep Tern (C-1, C-2), Minuteman, Hurricane**

- **Development Plans**
  - **King Kong –2 Wells – Production Expected in 4Q05**
  - **Hurricane – Development Well in Progress**
  - **West Cameron 43 – 2 Wells – Production Expected in 1Q06**
  - **Long Point – Completion Under Way; Production Expected in Early 2006**
  - **Blueberry Hill – Completion Equipment Ordered**
  - **Dawson Deep – Production Expected Mid-2006**

McMoRan Production

(Mmcfe/d)

3Q05 Production:

- 55 Mmcfe/d Prior to Hurricanes, Including 2,900 bbls/d at Main Pass 299 (17 Mmcfe/d)
- 41 Mmcfe/d, Including 1,800 bbls/d at Main Pass 299 (11 Mmcfe/d)

4Q05e Production:

- 14 Mmcfe/d Currently
- 60-70 Mmcfe/d by Year End, Including 2,900 bbls/d at Main Pass 299
- 30-40 Mmcfe/d 4Q05 Average, Including Main Pass 299



17
50
55
Prior to
Hurricane
41
Average
60-70*
by Year End
30-40
Average
1Q05
2Q05
3Q05
4Q05e

OPPORTUNITY RUNS DEEP

* Pending availability of third party downstream operations affected by hurricanes

JB Mountain/Mound Point Activities

- Aggregate Average Production for 3 Wells in 3Q05 – 40 Mmcfe/d
  - JB Mountain No. 1, No. 2, and Mound Point No. 1
- After 100 Bcfe are Produced to the Program's Interest, McMoRan Would Participate for 50% of Program's Revenues and Costs
  - Timing of Reversion Dependent on Well Performance and Future Drilling
- Further Exploration and Development Opportunities Exist
  - 13,000 Acres Remain Under Reversionary Agreement
- Wells Not Damaged by Hurricanes
  - Shut-in Because of Damage to Third Party Downstream Facilities
  - Production Expected to be Restored in 4Q05

Exploration Prospects

Prospect	Water Depth (feet)	WI %	NRI %	Planned Total Depth (feet)	Prospect Pre-drill Unrisked Potential Gross (Bcfe)	Prospect Pre-drill Unrisked Potential Net (Bcfe)
LA State Lease 18090 *Long Point*	8	37.5	26.8	19,000	250	65
South Marsh Island Block 224(1) *JB Mountain Deep*	10	27.5	19.4	23,000	900	175
LA State Lease 18055 *Cane Ridge*	Onshore	37.5	27.5	16,500	100	30
South Marsh Island 230(1) *Elizabeth*	18	15.0	11.3	20,000	230	25
West Cameron Block 95(1) *Cabin Creek*	40	37.5	31.0	19,000	100	30
LA State Lease 18350 *Point Chevreuil*	<10	25.0	17.5	17,000	180	30
Onshore Vermilion Parish *Liberty Canal*	Onshore	37.5	27.7	16,000	80	20
					1,840	375

Aggregate Unrisked Potential from Inventory(2) Totals ~9.4 Tcfe Gross, ~1.7 Tcfe Net

(1) Eligible for deep gas royalty relief under current MMS guidelines. MMR's NRI would increase during royalty relief period for eligible wells subject to pricing thresholds.

(2) Includes potential from McMoRan's share of McMoRan/El Paso Program, recent discoveries and near-term exploration projects

OPPORTUNITY RUNS DEEP

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

OPPORTUNITY RUNS DEEP

Existing Platforms



August 2000 Sulphur Mining Configuration



October 2005 Remaining Platforms

MPEH™ Project Status Report

- **Permit**
  - Nearing Completion
  - Draft EIS Published – No Significant Adverse Effects
  - Pending Final EIS and Final Round of Public Hearings
    - McMoRan Provided Additional Information Required for Final EIS
    - License Process Suspended Following Hurricane Katrina
    - Coast Guard Stated that Process will Resume as Soon as Practical
  - Under the Deepwater Port Act, a Record of Decision is Expected Within 90 Days of the Final Public Meeting

- **Commercial Discussions**
  - Active Discussions With LNG Producers in Atlantic Basin
  - Potential Opportunities for Participation in Upstream Activities

Highly Attractive Commercial Potential

- **MPEH™ LNG Project Provides Attractive Business Opportunities**
  - **Eastern Gulf of Mexico Location – Excellent Market Access**
  - **Significant Cavern Storage – Opportunity to Become Reliable Supplier and Earn Attractive Marketing Margins**
- **Positive Outlook for U.S. Natural Gas Markets and Increased Volatility is Favorable for MPEH™ LNG Project**
- **Permit Would Enable Development of Valuable Commercial Options**
- **Commercial Arrangements to be Structured to Realize Highest Value Potential of Project**
- **Potential to Use Project to Acquire Upstream Ownership Positions**

Cash & Capital Expenditure Summary

- $172 Million in Unrestricted Cash[1] at September 30, 2005
- Nine Month EBITDAX[2]: $62 Million ($25 Million in 3Q05)
- Full Year Capital Estimated Expenditures: $175 Million
  - Nine Month Capital Expenditures: $103 Million
  - $45 Million Exploration in 4Q05
  - $25 Million Identified Development in 4Q05
  - Capital Spending Driven by Opportunities

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $28.8 million

(2) Earnings before interest, taxes, depreciation, exploration expense and MPEH™ startup costs

OPPORTUNITY RUNS DEEP

Summary

- **Significant Exposure to High Potential Exploration Prospects**
  - **Highly Qualified Team**
  - **Positive Results to Date**
  - **Significant Acreage Position**

- **Expanding Opportunities Through Partnership Arrangements**

- **Additional Upside From Proposed Major New LNG Project at MPEH™**

OPPORTUNITY RUNS DEEP

Reference Slides
with
Prospect Maps

OCS 310/La. State Lease 340 Area


PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
Moxy #2 Mound Point Positive Test
2004 DISCOVERY PRODUCING
ONLINE 1Q05
HURRICANE
McMoRan #223 Producing
El Paso #220 Non commercial
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
POTENTIAL 2005 DISCOVERY
BLUEBERRY HILL
B
B'
SMI 217 MMR #225 Drilling
El Paso #218 Discovery Producing
JB MOUNTAIN DEEP
El Paso #219 Producing
El Paso #221 TA
McMoRan #4 Blueberry Hill Awaiting Completion Equipment
ELIZABETH
SMI 230 Stone #1 Drilling
SMI 224 MMR #224 Drilling
ONE MILE
TEXACO
STONE
UNOCAL
208
207
211
212
213
217
216
215
214
221
222
223
224
225
231
230
229
228
227

OPPORTUNITY RUNS DEEP

JB Mountain/Blueberry Hill Cross Section



B
NW
Hurricane
McMoRan
SMI 217 #225
Drilling
McMoRan
SMI 217 #223
Producing
El Paso
SMI 217 #220
JB Mountain
El Paso
SMI 223
#218 #219
Producing
JB Mountain Deep
McMoRan
SMI 224 #224
Drilling
Blueberry Hill
McMoRan
SL340 #1
Awaiting Test
B'
SE
0
5000
10000
15000
20000
25000
Tiger Shoal Field
Shallow Production
3.3 TCFG
ROB-L
OPERC
GYRO
ROB-L
OPERC
GYRO
10/05

JB Mountain Deep Exploration Prospect


217
216
215
214
TEXACO
TEXACO
TEXACO
TEXACO
JB MOUNTAIN
222
223
224
225
El Paso #218
Discovery
Producing
JB MOUNTAIN
DEEP
SMI 224
MMR #224
Drilling
El Paso #219
Producing
TEXACO
TEXACO
TEXACO
TEXACO
230
El Paso #221
TA
229
228
227

South Marsh Island Block 224

MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 10 Feet

Gross Acreage: 5,200

Gross Unrisked Potential: 900 Bcfe

Net Unrisked Potential: 175 Bcfe

Proposed Total Depth: 23,000’ TVD

Cane Ridge Exploration Prospect



15S1W
15S1E
SL18055 McMoRan #1
Drilling
16S1W
16S1E
CANE RIDGE

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.5%

Onshore Vermilion Parish

Gross Acreage: 1,000

Gross Unrisked Potential: 100 Bcfe

Net Unrisked Potential: 30 Bcfe

Proposed Total Depth: 16,500' TVD

LA State Lease 18055

OPPORTUNITY RUNS DEEP

Elizabeth Exploration Prospect


221
222
223
231
230
229
TEXACO
TEXACO
SMI 230
Stone #1
Drilling
STONE
STONE
234
235
236
ELIZABETH

MMR Working Interest: 15.0%

MMR Net Revenue Interest: 11.3%

Water Depth: 18'

Gross Acreage: 5,000

Gross Unrisked Potential: 230 Bcfe

Net Unrisked Potential: 25 Bcfe

Proposed Total Depth: 20,000' TVD

South Marsh Island Block 230

Cabin Creek Exploration Prospect




79
78
77
94
95
96
WC 95
MMR #3
Drilling
35'
EL PASO
115
114
113
CABIN CREEK

- MMR Working Interest: 37.5%
- MMR Net Revenue Interest: 31.0%
- Water Depth: 40'
- Gross Acreage: 5,000
- Gross Unrisked Potential: 100 Bcfe
- Net Unrisked Potential: 30 Bcfe
- Proposed Total Depth: 19,000' TVD

West Cameron Block 95

OPPORTUNITY RUNS DEEP

Point Chevreuil Exploration Prospect




17S9E
17S10E
17S9E
SL 18350 Palace #1
Will Spud 4Q05
POINT CHEVREUIL

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 17.5%

Water Depth: <10'

Gross Acreage: 1,700

Gross Unrisked Potential: 180 Bcfe

Net Unrisked Potential: 30 Bcfe

Proposed Total Depth: 17,000' TVD

LA State Lease 18350

Liberty Canal Exploration Prospect



13S1E
McMoRan Prop. Loc.
14S1E
LIBERTY CANAL

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.7%

Gross Acreage: 1,400

Gross Unrisked Potential: 80 Bcfe

Net Unrisked Potential: 20 Bcfe

Proposed Total Depth: 16,000' TVD

Onshore Vermilion Parish

OPPORTUNITY RUNS DEEP

King Kong Development




3
4
5
6
18
17
16
15
23
24
VR16 McMoRan #1
Completing
VR16 McMoRan #2
Completing
2005 DISCOVERY
KING KONG

Vermilion Blocks 16/17

MMR Working Interest: 40%

MMR Net Revenue Interest: 29.2%

Water Depth: 12'

Gross Acreage: 2,500

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 60 Bcfe

Total Depth No. 1 Well: 18,918'

Total Depth No. 2 Well: 13,680'

- **Discovery Well (No. 1) Flow Tested in August 2005**
  - **Gross Rate of 20.6 Mmcf/d, 3,600 bbls/d, 0 Water**
- **Development Well (No. 2) in Progress**
  - **LWD Tool Indicated ~100' of Net Hydrocarbon Bearing Sands**
- **Third Well is Being Planned**
- **Expect to Commence Production in 4Q05**

OPPORTUNITY RUNS DEEP

West Cameron 43 Discovery



21
22
23
WC 43 Helis #4
Testing
DUKE ENERGY
NEWFIELD
44
43
42
McMoRan
WC 43 Helis #3
Waiting on Infrastructure
UNOCAL
WM G HELIS
CHEVRON
57
58
59
WEST CAMERON 43
UNOCAL
DOMINION
EL PASO

	#3	#4
MMR Working Interest:	23.4%	41.7%
MMR NRI:	18.0%	32.3%

Water Depth: 30 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 35 Bcfe

Total Depth:	18,800'	18,500'

West Cameron Block 43